Progress Q3 Preliminary Results and Chef Acquisition Supplemental Data

Legal Notice This presentation contains statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Progress has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this presentation include, but are not limited to, statements regarding Progress’s strategy; acquisitions; future revenue growth, operating margin and cost savings; strategic partnering and marketing initiatives; and other statements regarding the future operation, direction, prospects and success of Progress’s business. Risks, uncertainties and other important factors that could cause actual results to differ from those expressed or implied in the forward-looking statements include: ▪ uncertainties as to the timing of the closing of Progress's acquisition of Chef Software; ▪ the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; ▪ the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; ▪ other business effects, including the effects of industry, economic or political conditions outside of Progress’ or Chef’s control; ▪ transaction costs; ▪ actual or contingent liabilities; ▪ uncertainties as to whether anticipated synergies will be realized; and ▪ uncertainties as to whether Chef's business will be successfully integrated with Progress' business. For further information regarding risks and uncertainties associated with our business, please refer to our filings with the Securities and Exchange Commission. Progress undertakes no obligation to update any forward-looking statements, which speak only as of the date of this presentation. The preliminary financial results for the third fiscal quarter ended August 31, 2020 and the revised preliminary business out look for the full fiscal year 2020 are subject to revision until Progress reports its full third quarter of fiscal year 2020 results on September 29, 2020. The estimated ranges described herein represent the most current information available to management and are not meant to be a comprehensive statement of Progress' financial results for the third fiscal quarter ended August 31, 2020. Finally, during this presentation we will be referring to non-GAAP financial measures such as non-GAAP revenue, non-GAAP income from operations and operating margin, adjusted free cash flow and non-GAAP diluted earnings per share. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation between non-GAAP and the most directly comparable GAAP financial measures appears in our press release dated September 8, 2020 and is available in the Investor Relations section of our Web site. © 2020 Progress Sof tware Corporation and/or its subsidiaries or af f iliates. All rights reserv ed. 2

Conference Call Details What: Progress Q3 Preliminary Results and Chef Acquisition When: September 8, 2020 Time: 8:00 a.m. ET Live Call: 1-800-367-2403, pass code 4134193 Live / Recorded Webcast: http://investors.progress.com © 2020 Progress Sof tware Corporation and/or its subsidiaries or af f iliates. All rights reserv ed. 3

Preliminary Q3 2020 Financial Results Q3 2020 Outlook Preliminary Q3 Results (6/25/2020) (9/8/2020) * GAAP Revenue $103 M - $108 M $108 M - $110 M Non-GAAP Revenue $104 M - $109 M $109 M - $111 M GAAP earnings per share (Diluted) $0.47 - $0.49 $0.50 - $0.53 Non-GAAP earnings per share (Diluted) $0.69 - $0.71 $0.75 - $0.78 Better than expected non-GAAP revenue across several product lines, most notably OpenEdge Continued focus on cost management and operating efficiency * The preliminary Q3 financial results are subject to revision until Progress reports its third quarter 2020 financial results on September 29, 2020 © 2020 Progress Sof tware Corporation and/or its subsidiaries or af f iliates. All rights reserv ed. 4

Preliminary Business Outlook FY 2020 Prior Outlook FY 2020 Revised Outlook (6/25/2020) (9/8/2020) * GAAP Revenue $425 M – $435 M $438 M – $442 M Non-GAAP Revenue $433 M – $443 M $452 M – $456 M GAAP EPS $1.81 – $1.85 $1.66 – $1.69 Non-GAAP EPS $2.82 – $2.86 $2.94 – $2.97 Revised outlook includes Chef contribution of $10 - $12 million non-GAAP revenue Non-GAAP net loss per share of $0.00 - $0.04 * The revised 2020 business outlook is subject to revision until Progress reports its business outlook for the full year 2020 on September 29, 2020 © 2020 Progress Sof tware Corporation and/or its subsidiaries or af f iliates. All rights reserv ed. 5

Chef Overview

DevOps pioneer founded in 2008, Chef's Enterprise Automation Stack is an automation platform for IT operators and security teams to build, deploy and manage any application, securely, to any infrastructure

>700
Customers

>75,000
Community Members

>40 million
Downloads

Company Highlights

- More than $72M in TTM revenue (TTM June 30, 2020)
- Net retention rates greater than 95%
- More than 700 active customers, including many blue-chip enterprises
- 250+ employees
- Headquartered in Seattle, WA

Competitive Offerings & Advantages

- DevOps pioneer founded in 2008
- 100% open source business model with Enterprise focused GTM serving IT operators
- *Marquee brand with broad community recognition; more than 75,000 community members, 3,500 "cookbooks" and* and more than 40 million downloads
- Extensible closed loop architecture

Progress

©2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.

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Enterprises Want To Leverage Tech Like FAANG


$15B
~$15B

Annual Ad Revenue


$234B
~$223B

Annual Revenue

Source: [The Information - How YouTube and Google Cloud Compare to Rivals (Feb 3 2020)]

Source: Public 10-K filings * Amazon Revenue is TTM minus Ads and AWS

Progress
© 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.
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Companies Struggle to Operationally Transform Legacy Security Talent Speed Culture Software automation is the foundation of the transformation © 2020 Progress Sof tware Corporation and/or its subsidiaries or af f iliates. All rights reserv ed. 8

Chef - Continuous Delivery Automation Automating Continuous Delivery – At scale across all apps / environments ▪ Legacy apps ▪ Cloud-native apps ▪ Packaged apps ▪ IT apps Every Team Every Change Every Environment ▪ Align Dev, Ops, and Security teams via ▪ Drive agility across all change events ▪ Enable consistency, velocity and a common set of tools and processes security in application delivery to any Eliminate drift with management that ▪ infrastructure ▪ Modernize without re-writing the world travels with the application ▪ Validate changes across all environments Chef EAS: Chef Enterprise Automation Stack © 2020 Progress Sof tware Corporation and/or its subsidiaries or af f iliates. All rights reserv ed. 9

M&A Framework --- Goal is to double the size of the company in 5 years --- Accretive M&A adds scale and cash flows, and generate shareholder returns ▪ Target acquisition profile: ✓ Complementary to our business (product, audience & growth profile) ✓ Significant recurring revenue and excellent retention rates ✓ Cost synergistic and accretive ✓ Operating margins after synergies that are consistent with our overall margins ✓ ROIC above our weighted average cost of capital Chef Checks All The Boxes © 2020 Progress Sof tware Corporation and/or its subsidiaries or af f iliates. All rights reserv ed. 10

Chef Improves Recurring Revenue Mix



Recurring Revenue % *
78%
80%
81%
83%
2019
2019 PF
2020 Q2 YTD
2020 Q2 YTD PF

Chef's subscription based, term-license model results in a higher overall recurring revenue mix and uses ARR as a key metric

We believe Chef can increase our already high overall mix of recurring revenue by approximately 200 bps

Recurring Revenue includes: Maintenance Revenue, Revenue derived from hosted/SaaS solutions and subscription revenue derived from subscription or term license arrangements

* Excludes impact of FX by using constant exchange rates for all years / 2019 and 2020 Q2 YTD as previously reported / 2019 PF and 2020 Q2 YTD PF include contribution from Chef

Progress
© 2020 Progress Software Corporation and/or its subsidiaries or affiliates. All rights reserved.
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Transaction Overview • Definitive agreement signed September 4, 2020 Timing • Expected close in Q4 2020 subject to customary closing conditions and regulatory review • $220 million, all-cash transaction Purchase Price ▪ $120 million of existing cash ▪ Up to $100 million revolving credit facility • > $70 million TTM revenue, >90% recurring – no expectation of revenue synergies • Cost synergies fully realized within 12 months Financial Overview • Operating margins over 35% after cost synergies • Accretive to both non-GAAP EPS and cash flow beginning in Q1 2021 • Based on expected closing date, Chef will be part of Progress for 2 months in 2020 2020 Financial Impact • $10 - $12 million non-GAAP revenue contribution • $0.00 to $0.04 non-GAAP net loss per share • Chef to become part of AD&D segment Integration • Cost synergies fully realized within 12 months © 2020 Progress Sof tware Corporation and/or its subsidiaries or af f iliates. All rights reserv ed. 12